Investor Presentation As of September 30, 2005 EXHIBIT 99.1

FORWARD LOOKING STATEMENTS Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. The financial information included in this presentation for the third quarter of 2005 is based on preliminary unaudited data and is subject to change.

COMPELLING INVESTMENT OPPORTUNITY Pan-American financial institution with market share dominance and strong brand recognition Strong growth fundamentals and market demographics Diverse revenue sources Strong management team Stock trades at discount to U.S. peers

1 year 5 years 10 years 15 years 20 years 25 years 31.21 18.2 26.83 20.7 21.6 18.86 Note: All calculations from 12/31/1979 to 12/31/04 including dividend and dividend reinvestments BEST IN CLASS RETURNS TO SHAREHOLDERS Stock Price Appreciation Total Return Including Dividend 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 BPOP 111 134.5 100 120.25 189.06 196.88 175.78 242.19 421.88 618.75 850 698.45 657.81 727 845 1121.25 1198.1 S&P Bank Index 89.12 49.2 32.95 51.39 64.89 69.31 63.25 97.36 133.06 188.44 195.72 164.4 189.52 184.14 177 217.27 290.57 S&P 500 Index 114.68 145.93 136.36 172.23 179.92 192.61 189.65 254.34 305.88 400.72 507.59 606.7 545.19 474.06 363.21 459.15 468.76 1,198% 469% 291%

REPORTED HISTORICAL EPS 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E* 0.42 0.46 0.53 0.67 0.75 0.83 0.92 0.99 1.09 1.31 1.74 1.79 1.92 (US $) * Based on IBES consensus estimates 9/30/05 Ten-Year CAGR: 15.60% Projected Long-Term Growth of 9.67% vs. Peer Median of 8.59%*

POPULAR AT A GLANCE Founded in 1893 Diversified financial services and transaction processing company. Operations in Puerto Rico, the Caribbean, the mainland United States and Central America. Largest Puerto Rican financial institution and largest Hispanic bank in the United States. 28th largest U.S. bank holding company (as of 6/30/05). Leader in ATH/POS electronic data processing in the Caribbean. $47.1 billion in assets, $22.6 billion in deposits and $3.2 billion of equity as of 9/30/05.

POPULAR'S STRATEGIC OBJECTIVES POPULAR'S STRATEGIC OBJECTIVES Puerto Rico Strengthen our competitive position in our main market by offering the best and most complete financial services in an efficient and convenient manner. Our services will respond to the needs of all segments of the market in order to earn their trust, satisfaction and loyalty. United States Expand our franchise in the United States by offering the most complete financial services to the communities we serve while capitalizing on our strengths in the Hispanic market. Processing Provide added value by offering integrated technology solutions and transaction processing. Continue to deliver best in class returns to our shareholders

PUERTO RICO HIGHLIGHTS 2004 Puerto Rico participates in the U.S. Judicial and courts system Nationality and currency are U.S. All Puerto Rican public companies trade in U.S. markets and are regulated by U.S. institutions Country Risk = U.S. Risk Source: Government Development Bank of Puerto Rico *Finance, insurance, and real estate

BANCO POPULAR DE PUERTO RICO Leading Market Share 6/30/05 22.75% in loans 33.32% in deposits* As of 9/30/05: $24.6 billion in assets $14.3 billion in deposits 5,278 employees * Excludes brokered deposits Leading financial institution on the island with 192 local branches Leading financial institution on the island with 192 local branches

Non-Banking Subsidiaries as of 9/30/05 PUERTO RICO FORTRESS $21.8 MM Annual Revenues for 2004 2 Offices & Presence at some BPPR branches 177 Employees $1.4 Billion Annual Originations in 2004 $1,190 Million in Total Assets 31 Offices 484 Employees $7.4 Billion in Deals during 2004 $3.3 Billion Assets under Management 11 Offices Retail presence at all BPPR branches (43 Rep's.) 129 Employees $212 Million in Total Assets 38 Offices and 7 Mortgage Centers 310 Employees $1,716 Million in Total Assets 16 Branches 389 Employees $3.6 Billion Assets under Management Annual Revenues - $8.1 Million for 2004 (Division of BPPR)

UNITED STATES MAINLAND OPERATIONS US Distribution System: Banco Popular North America: 135 branches in NY, CA, TX, NJ, FL and IL; Popular Financial Holdings (Equity One): 211 offices in 34 states. Upcoming E-Loan Acquisition, closing in the 4th quarter, will strengthen internet distribution of financial services. Popular Leasing USA: 9 offices in 9 states. Our presence is concentrated in the fastest growing markets in the U.S. and we successfully target the attractive Hispanic demographic. Among the top lenders under Small Business Administration (SBA) Program. Total assets in the mainland amounted to $20.9 billion as of 9/30/05, representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets. representing approximately 44% of total corporate assets.

POPULAR NORTH AMERICA as of 9/30/05 Non-Banking Operations Banking Operations California $3,148MM Total Assets 45 Branches 358 Employees New Jersey $936MM Total Assets 14 Branches 101 Employees Florida $1,878MM Total Assets 18 Branches 311 Employees Texas $1,151MM Total Assets 7 Branches 106 Employees Illinois $2,002MM Total Assets 20 Branches 534 Employees New York $3,025MM Total Assets 32 Branches 560 Employees Total BPNA as of 9/30/05 $12,140 MM Total Assets 136 Branches 1,970 Employees $4.6 Billion Annual Originations in 2004 Assets - $8,615 Million Offices - 211 in 34 States Employees - 1,776 $28.4 Million Annual Revenues for 2004 Offices - 112 in 6 States Employees - 363 Assets - $410 Million Offices - 9 in 9 States Employees - 92 Annual Revenues - $5.4 Million for 2004 Employees - 34 Assets - $181 Million U.S.A. F.S. $10.3 Billion in Deals during 2004 $45 Million Assets under Management 4 Offices (1 NY, 1IL, 2 TX) 17 Employees

PROCESSING Popular is a leader in electronic data processing throughout the Caribbean Basin... throughout the Caribbean Basin... throughout the Caribbean Basin... Serving clients in: Puerto Rico United States Dominican Republic Costa Rica Venezuela Haiti El Salvador Honduras Bermuda Belize Nicaragua $165.7M revenues as of 9/30/05 377M Transactions processed as of 6/30/05 7 Offices 1,628 Employees

PROCESSING STRATEGY Build EVERTEC into a full service 3rd party provider with a dominant presence in the Caribbean basin and significant penetration of the small business merchant processing and U.S. community banking niches. Expand Popular's 20 years of experience in ATH/POS Networks to Central America Penetrate the U.S. market focusing on financial transaction processing and merchant processing Invest significantly in new technology platforms Main initiatives

Continuing Diversification Revenues by Geographical Area 2004 1999 Other US PR 1999 5 25 70 Other US PR 2004 0.034 0.3263 0.6432 Net Income by Business Line 2004 1999 Commercial Banking Mortgage & Consumer Lending Auto Lease Financing Other 0.88 0.08 0.05 -0.01 * The "Other" category includes all holding companies and non-banking subsidiaries which provide insurance agency services and reinsurance, retail financial services, broker/dealer and investment banking services, as well as those providing information technology and ATM and data processing services. Commercial Banking Mortgage & Consumer Lending Auto Lease Financing Other 0.76 0.18 0.04 0.04

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 72 100.7 141.9 189.6 386.2 420.3 442.3 516 573 646.5 Pan-American Revenue Growth * Revenues exclude $19.7 and $18.7 million in derivative losses for 2001 and 2002, respectively. Seven-Year CAGR (1998 - 2004): 24.19% * ($ Millions) *

(1) Non-interest expense divided by net interest income plus non-interest income (Excludes gain/losses on sale and valuation adjustments of securities and non-recurring income such as gain on the sale of real estate). (2) Taxable equivalent (3) As of 09/30/05 Financial Performance Net Interest Margin* Return on Equity Popular Peers 2001 14.8 12.99 2002 16.3 15.86 2003 19.3 15.71 2004 17.6 16.2 3Q 2005 14.2 17.21 Popular Peers 2001 4.33 3.98 2002 4.19 4.17 2003 4.28 3.79 2004 3.95 3.61 3Q2005 3.67 3.58 Popular Peers (3)

Total Loans for 2004: $28.7 billion (65% of total assets as of 12/31/04) 5 Year CAGR 1999 - 2004: 14.01% Loan Portfolio ($ millions)

Increasing Non-Interest Income Total Non-Interest Income for 2004: $593.5* million 5 Year CAGR 1999 - 2004: 9.7% ($ in millions) *Excludes gain on sale of investment securities

Asset Quality (1) In 2003, 2004 & 6/30/05, residential mortgages represented 56%, 64% and 62% of NPA, respectively. (2) Excludes loans held for sale. Recalculating Credit Quality Ratios Excluding Residential Mortgages and FASB 114 Assets

Interest Only Strips ("IO's") and Mortgage Servicing Rights ("MSR's") For the third quarter of 2005, gains of $8.9 million have been realized on the securitization transactions that met the sale criteria under SFAS No. 140. The Corporation also does securitization transactions that do not meet the SFAS No. 140 criteria for sales accounting and as such, these transactions are accounted for as secured borrowings. Balances of IO's and MSR's for the following periods were: ($ thousands) 12/31/2004 9/30/2005 IO's $17,087 $55,044 MSR's 53,431 117,377 Total $70,518 $172,421 The Corporation intends to continue accessing the asset-backed securitization market, through sales or financing transactions throughout the year.

Diversified Funding Sources Total Funding Composition* *Figures as of 9/30/05 Total=$46.4 Billion Total=$22.6 Billion Deposit Composition

All figures as of 06/30/05 Leverage Tier 1 Total Capital 8.15 7.62 5.00 11.48 11.77 12.77 10.00 6.00 8.00 4.00 4.00 7.89 Strong Capital Position

Popular Represents a Compelling Opportunity for Investors Seeking a Growth Financial Services Company Strong Growth Fundamentals and Market Demographics Pan-American Financial Institution With Market Share Dominance & Strong Brand Recognition Diverse Revenue Sources Strong geographic diversification consisting of Puerto Rico, the U.S. and the Caribbean; nearly 1/3 of revenue is generated within the U.S. Largest financial institution in Puerto Rico and largest Hispanic bank in the U.S. Strong brand recognition in Puerto Rico and Hispanic communities in the U.S. Leading niche mortgage lender in the U.S. through Popular Financial Holding subsidiary Leader in ATH/POS services and electronic data processing throughout the Caribbean Diverse business mix including retail banking, commercial, mortgage and auto lending, electronic data processing, insurance, asset management and investment banking Projected L/T growth rate faster than peer group average (9.67% vs. 8.59%)* 5 year CAGR for core EPS significantly exceeds peers (14.24% vs. 7.66%) Targeted Hispanic population represents one of the fastest growing segments in the U.S., with market demographics well above national averages Continued plans for U.S. expansion within existing attractive footprint Proven track record of delivering strong financial performance Focused on continued EPS growth through U.S. and Caribbean expansion initiatives, and maintenance of competitive position in Puerto Rico History of effectively utilizing excess capital and successfully implementing strategic goals Healthy asset quality supported by prudent underwriting and management oversight Strong Management Team Stock Trades at a multiple comparable to U.S. Peers Popular trades at a multiple comparable to that of its U.S. peers, despite its faster long-term projected growth rate Puerto Rican banks typically trade at a discount to U.S. peers as investor misconceptions of Puerto Rico often overshadow the superior shareholder value generated Low institutional investor visibility Lack of equity research coverage * Based on IBES consensus estimates

Investor Presentation